UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006

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XL CAPITAL LTD
(Exact name of registrant as specified in its charter)

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Cayman Islands	1-10809	98-0191089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 16, 2006, XL Re Ltd, a Bermuda exempted company and wholly-owned subsidiary of XL Capital Ltd, a Cayman Islands company (the “Registrant”), entered into an Agreement of Amendment (the “Amendment”) to (i) the Revolving Credit and Security Agreement, dated as of February 25, 2003 (the “Credit Agreement”), among XL Re Ltd, as Borrower, CAFCO, LLC (formerly Corporate Asset Funding Company, Inc.), CRC Funding, LLC (formerly Corporate Receivables Corporation), CHARTA, LLC (formerly CHARTA Corporation) and CIESCO, LLC (formerly CIESCO, L.P.), as Lenders (collectively, the “Lenders”), Citibank, N.A. and the other Secondary Lenders from time to time parties thereto, as Secondary Lenders (collectively, the “Secondary Lenders”), and Citicorp North America, Inc., as Agent (the “Agent”), and (ii) the Control Agreement, dated as of February 25, 2003 (the “Control Agreement”), among XL Re Ltd, as Borrower, Citicorp North America, Inc., as Agent, and Mellon Bank, N.A., as Securities Intermediary (the “Securities Intermediary”).

The Credit Agreement, as previously amended, had set the date of the Secondary Lender Stated Expiration Date (as defined in the Credit Agreement) as February 16, 2006, unless extended in accordance with the terms thereof. The Amendment amends the definition of “Secondary Lender Stated Expiration Date” in the Credit Agreement (i) by replacing the date “February 16, 2006” set forth therein with the date “March 6, 2006” and (ii) effective as of the Extension Effective Date (as defined in the Amendment), by replacing the date “March 6, 2006” set forth therein after giving effect to the Amendment with the date “February 14, 2007.”

The Amendment also amends and restates the schedule of collateral accounts attached to the Control Agreement.

The Agent, the Securities Intermediary and certain of the Lenders and the Secondary Lenders and/or their respective affiliates have, from time to time, performed various commercial banking, investment banking and/or financial advisory services for XL Re Ltd and/or the Registrant in the ordinary course of business.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1

Agreement of Amendment, dated as of February 16, 2006, to (i) the Revolving Credit and Security Agreement, dated as of February 25, 2003, among XL Re Ltd, as Borrower, CAFCO, LLC (formerly Corporate Asset Funding Company, Inc.), CRC Funding, LLC (formerly Corporate Receivables Corporation), CHARTA, LLC (formerly CHARTA Corporation) and CIESCO, LLC (formerly CIESCO, L.P.), as Lenders, Citibank, N.A. and the other Secondary Lenders from time to time parties thereto, as Secondary Lenders, and Citicorp North America, Inc., as Agent, and (ii) the Control Agreement, dated as of February 25, 2003, among XL Re Ltd, as Borrower, Citicorp North America, Inc., as Agent, and Mellon Bank, N.A., as Securities Intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2006

XL CAPITAL LTD
(Registrant)
By: /s/ Fiona Luck
Name: Fiona Luck
Title: Executive Vice President,
Global Head of Corporate Services &
Assistant Secretary